FORM 8-K
                   [As last amended in Release No. 33-7881,
                  effective October 23,2000, 65 F.R.51715.1]

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest event reported)   12/20/01

                       FLORIDA PUBLIC UTILITIES COMPANY
          (Exact Name of registrant as specified in its charter)

Florida                              0-1055                59-0539080
(State or other jurisdiction  (Commission file number)  (IRS Employer
 of incorporation)                                       Identification No.)

401 South Dixie Highway, West Palm Beach, FL           33401
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (561) 832-2461


(Former name or former address if changed since last report.)


                       FLORIDA PUBLIC UTILITIES COMPANY

Item 5.	Other Events

   On December 14, 2001, the Registrant purchased all of the assets of Atlantic Utilities from Southern Union Company and issued a press release attached hereto as Exhibit 99 and incorporated herein publicly announcing the transaction.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

	Exhibit No.		Description of Exhibit

           99                   Press release of December 17, 2001


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 FLORIDA PUBLIC UTILITIES COMPANY
                                 (Registrant)



                                 By  /s/ George M Bachman
                                 George M Bachman
                                 Chief Financial Officer

                                          AND


                                 By  /s/ John T English
                                 John T English
                                 Chief Executive Officer
                                 December 20, 2001

                             Exhibit Index

Exhibit No.		Description of Exhibit

   99                   Press release of December 17, 2001